IIVI INVESTOR PRESENTATION August 2018 Exhibit 99.1

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Regions 43% 20% 8% Europe North America China Japan ROW 14 Countries 46 Worldwide Locations 11,000+ Worldwide employees Refers to groups II and VI of the Periodic Table of Elements “TWO SIX” S Sulfur Se Selenium Zn Zinc Te Tellurium Cd Cadmium 1,159M FY2018 Revenue IIVI IPO 1987 1971 Founded II-VI Overview Segments 37% 40% 23% Photonics Laser solutions Performance Products Semi.Cap. Equip Life Sciences All other Military 39% 30% 10% Markets Industrial Optical Communications FY2018 Revenue Core Competency ENGINEERED MATERIALS 8% 21% FY2018 Revenue FY2018 Revenue

Overview of Key Markets 3D Sensing Military Industrial Lasers SIC for EV SIC for Wireless New Growth Markets Core Markets EUV Lithography Optical Communications

Growth Applications I Silicon Carbide (SiC) HV Battery Accessory Loads DC-DC Converter Bi-Directional Converter Inverter Battery Charger Electric Motor SiC for High Power Electronics Market CAGR (‘17-’21): 23% SiC for High Frequency GaN Electronics Market CAGR (‘17-’22): 15% Source: Yole 5G WIRELESS 4G WIRELESS High efficiency voltage and power conversion: SiC MOSFETs for EV/HEV Efficient, high power RF amplification: GaN HEMT’s for Cellular Base Stations A world leading supplier of SiC substrates Remote Radio Head Active Antennas Other High Power Applications Green Energy (Solar/Wind) Smart Grid Power Switching Other High Power Applications Various military applications 150 mm 200 mm Low Defect Density SiC Substrates

Growth Applications | 3D Sensing & LiDAR

- **Components for 3D Sensing & LiDAR**
  - Semiconductor Lasers: VCSELs & edge emitting lasers
  - Optics: Low angle shift filters & wide incidence angle mirrors
- **Current market drivers: Finger Navigation, 3D sensing**
- **Emerging applications (2020): LiDAR, 3DS with Edge Emitters**
- **II-VI vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world**




VCSEL ARRAYS


940nm DFB LASERS


3D SENSING FILTER WAFERS


WIDE INCIDENCE ANGLE MIRROR

VCSEL Arrays For 3D Sensing CAGR ('17-23): +75%
Source: Yole
Laser Diodes for LiDAR CAGR ('17-22): +20%
Source: Strategies Unlimited

II-VI
Page 6

Growth Applications | EUV Lithography

- EUV Lithography already started for 7 nm node production
- Multiple II-VI products used in each EUV system, ~1-2% of total value
- Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC


Structural Ceramic Subsystems
EUV Source System
Focusing Optics
Beam Transport System
CO2 System
Seed Laser
Power Amplifiers
EUV Lithography System

Laser Components, Processing Heads, Beam Delivery Optics / Components


REAR MIRRORS
OUTPUT COUPLERS
MODULATOR
REACTION BONEDED SIC
CVD DIAMOND

EUV Lithography Systems
Market CAGR ('16-'22): 9%
Source: Allied Market Research

II-VI
Page 7

Core Market | Industrial Lasers Processing

High Power Semiconductor Lasers & Laser Optics

- A full suite of components for multiple laser modalities
- Strong CO2 deployed base in active use and strong secondary market
- Industrial laser components: 25-35% of worldwide revenue









CO2 laser optics: 15-20%

One micron products: 15-20%

Laser Components, Processing Heads, Beam Delivery Optics / Components



FIBER LASER OPTICS



CO2 LASER OPTICS



LASER BARS



CUTTING HEADS



DIRECT DIODE LASER ENGINE

Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited

II-VI
Page 8

Core Market | Optical Communications

- Industry leader in ROADM solutions, 40-50% of communication sales
- Small amplifiers for coherent transceivers via micro components
- Datacom increasing as a portion of communications sales, now ~20%
- Upcoming market drivers
  - 5G & CATV "fiber deep" rollouts



Laser Chip-on-Carrier Assembly
Thermoelectric Cooler
Optics
Optical Amplifier
Micro-optics
CoAdna
Wavelength Selective Switch(WSS)
OTDR
High Resolution Optical Channel Monitor

II-VI product content is 20-40% of ROADM Line Card BOM value



TUNABLE OPTICAL FILTERS
EDFA
MICRO PUMP
CFP
CFP2
CFP4

Optical Communications Market
CAGR ('15-'21): +12%
Source: Ovum

II-VI
Page 9

WSS Module Suzhou, China Liquid Crystals Low-power consumption, low-port count, high reliability WSS supplier II-VI Expects to Acquire CoAdna on September 1st Background Est. 2000, Wavelength Selective Switch (WSS) innovator Manufacturing in Suzhou, China, Technology Center in Silicon Valley Strategic Rationale Complementary product portfolio for ROADM line cards Increases new product development skills and scale Pro Forma Expectations, closing expected September 1, 2018 $45 million purchase price net of acquired cash Approximate annual revenues: $30M FY19 breakeven before deal costs and purchase price accounting Accretive beginning FY20 ROADM Line Cards WSS Monitors Amplifiers Micro-optics

Military-Aerospace business serves four strategic areas Intelligence surveillance & reconnaissance (ISR) Lasers Missiles and ordnance EMI & survivability Highly differentiated core capabilities & products Materials engineered in-house Complex electro-optics sub-assemblies with high value add Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited World leader in large sapphire panel output 24,000 sf dedicated facility F-35 Electro-Optical Targeting System (EOTS) Core Market I Military

End Market Distribution of Q4FY18 Revenue Reported Segments FY18 Revenue Q4FY18 Revenue Q4FY18 Op Margin – GAAP Q4FY18/ Q4FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $428M $115M 12.3% 21% 70% (5%) 12% -4%* 11% 11% Photonics $464M $127M 11.5% 12% 10% 81% 0% 3% 6% Performance Products $266M $80M 11.9% 20% 17% (3%) 13% 41% 19% 10% II-VI Consolidated $1,159M $321M 11.9% 17% 34% (3%) 39% 9% 10% 8% Segment Revenue by End Markets for Q4FY18 * Now managed in Performance Products

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FYY18 Op Margin – GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $428M 8.6% 26% 67% (6%) 11% 3%* 7% 12% Photonics $464M 14.6% 11% 11% 81% 0% 4% 4% Performance Products $266M 11.6% 24% 14% (2%) 13% 40% 19% 14% II-VI Consolidated $1,159M 11.7% 19% 33% (3%) 39% 10% 8% 10% Segment Revenue by End Markets for Full Year FY18 * Now managed in Performance Products as of Q4FY18

Financial Trends Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY17 FY15 FY16 Shareholder’s Equity $271M $174M $218M $118M $129M $123M $342M $176M $235M $900M $729M $782M Cash and Liquidity FY18 $247M $161M $490M $1,024M FY18 FY19 Gross Margin 39.8% 38.5%-41% EDBITDA 19.1% 18.5%-21% Operating Margin 11.7% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation.

Reconciliation Tables Three Months Ended Year Ended Jun 30, 2018 Mar 31, 2017 Jun 30, 2017 Jun 30, 2018 Jun 30, 2017 Operating Income $38.2 $34.8 $35.7 $135.3 $115.5 Interest Expense 5.1 5.0 2.3 18.4 6.8 Other expense (income), net (1.1) (1.5) (0.4) (5.3) (10.1) Income taxes 7.0 1.2 1.2 34.2 23.5 Net Earnings $27.2 $30.1 $32.6 $88.0 $95.3 EBITDA $62.0 $56.1 $55.0 $221.4 $189.2 EBITDA margin 19.3% 19.0% 20.1% 19.1% 19.5% Interest expense 5.1 5.0 2.3 18.4 6.8 Depreciation and amortization 22.7 19.8 18.9 80.8 63.6 Income taxes 7.0 1.2 1.2 34.2 23.5 Net Earnings $27.2 $30.1 $32.6 $88.0 $95.3

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 M&A Exp - - - 0.3 2.0 - - - 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 Tax - - - (8.4) - - (0.1) (0.2) Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 65.1 65.2 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10